UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_____________________

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2007

Foot Locker, Inc.
(Exact Name of Registrant as Specified in its Charter)

New York	1-10299	13-3513936
(State or other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

112 West 34th Street, New York, New York		10120
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: 212-720-3700

Former Name/Address
(Former name or former address, if changed from last report)

_____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operation and Financial Condition

     On the Form 8-K filed by Foot Locker, Inc. (the “Company”) on May 24, 2007, there was a minor footing error in the total liabilities and shareholders’ equity as of May 5, 2007 contained in the Condensed Consolidated Balance Sheets (Unaudited) attached to the Company’s first quarter 2007 earnings release. A corrected copy of the balance sheet is attached hereto as Exhibit 99.1, which, in its entirety, is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(c)      Exhibits

     99.1      Condensed Consolidated Balance Sheets (Unaudited) of Foot Locker, Inc.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOOT LOCKER, INC.
(Registrant)

Date: May 24, 2007	By: Robert W. McHugh
Senior Vice President and Chief Financial
Officer